UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2021 (January 25, 2021)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite 160, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.01 per share	SCCO	New York Stock Exchange
Lima Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02     Results of Operations and Financial Condition

On January 25, 2021, Southern Copper Corporation (“SCC”) issued a press release announcing financial results for the fourth quarter and full year ended on December 31, 2020. A copy of this press release is attached hereto as Exhibit 99.1. In this press release, SCC reported that on January 21, 2021, the Board of Directors authorized a dividend of $0.60 per share payable on February 24, 2021, to shareholders of record at the close of business on February 10, 2021. A copy of this press release is attached hereto as Exhibit 99.1

The information in this report and the exhibit attached hereto are being furnished and shall not be deemed as “filed” for purposes of Section 18 of the Securities Act of 1934. Accordingly, this information will not be incorporated by reference into any registration statement or other document filed by Southern Copper Corporation pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly stated in such filing.

ITEM 9.01     Financial Statements and Exhibits

(d)     Exhibits:

99.1	Press release of Southern Copper Corporation dated January 25, 2021, furnished pursuant to Item 2.02 of this Form 8-K.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

INDEX TO EXHIBITS

Exhibits

99.1	Press release of Southern Copper Corporation dated January 25, 2021, furnished pursuant to Item 2.02 of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Andres Carlos Ferrero
Name:	Andres Carlos Ferrero
Title:	General Counsel

Date:  January 26, 2021

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